Gadsden Dynamic Multi-Asset ETF
Schedule of Investments
June 30, 2023 (Unaudited)

Shares		Value
INVESTMENT COMPANIES - 98.6%
20,547	Direxion Daily 20 Year Plus Treasury Bear 3x Shares	$2,378,110
147,724	Direxion Daily FTSE China Bear 3X Shares	1,619,055
112,013	Direxion Daily Small Cap Bear 3X Shares	2,945,942
61,292	Invesco CurrencyShares Euro Currency Trust (a)	6,178,847
70,256	Invesco DB Agriculture Fund	1,480,294
106,774	Invesco S&P 500 Equal Weight ETF	15,977,661
535,408	iShares 0-3 Month Treasury Bond ETF - Class B	53,878,106
312,431	iShares Treasury Floating Rate Bond ETF	15,830,879
161,584	ProShares UltraShort FTSE Europe	1,567,365
181,512	Schwab Fundamental Emerging Markets Large Company Index ETF (a)	4,859,076
303,145	Schwab US Large-Cap ETF	15,875,704
241,228	SPDR Bloomberg 1-3 Month T-Bill ETF - Class B	22,149,554
50,538	United States 12 Month Oil Fund LP (b)	1,648,550
92,483	WisdomTree Japan Hedged Equity Fund	7,699,210
		154,088,353
	TOTAL INVESTMENT COMPANIES (Cost $152,336,364)	154,088,353

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 3.2%
5,056,700	First American Government Obligations Fund - Class X, 5.01% (c)	5,056,700
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $5,056,700)	5,056,700

MONEY MARKET FUNDS - 1.5%
2,345,297	First American Government Obligations Fund - Class X, 5.01% (c)	2,345,297
	TOTAL MONEY MARKET FUNDS (Cost $2,345,297)	2,345,297

	TOTAL INVESTMENTS (Cost $159,738,361) - 103.3%	161,490,350
	Liabilities in Excess of Other Assets - (3.3%)	(5,207,804)
	TOTAL NET ASSETS - 100.0%	$156,282,546

Percentages are stated as a percent of net assets.

(a)	This security or a portion of this security was out on loan as of June 30, 2023. Total loaned securities had a market value of $4,857,092 as of June 30, 2023.

(b)	Non-income producing security.

(c)	Rate shown is the 7-day effective yield.

GADSDEN DYNAMIC MULTI-ASSET ETF

SIGNIFICANT ACCOUNTING POLICIES

Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Securities for which quotations are not readily available are valued by a committee established by the Trust’s Board of Trustees (the “Board”) in accordance with procedures established by the Board. This “fair valuation” process is designed to value the subject security at the price the Trust would reasonably expect to receive upon its current sale. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of “fair value” pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2023, the Fund did not hold any securities valued by an investment committee.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

GADSDEN DYNAMIC MULTI-ASSET ETF

The following is a summary of the fair value classification of the Fund’s investments as of June 30, 2023:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Gadsden Dynamic Multi-Asset ETF
Assets*
Investment Companies	$154,088,353	$-	$-	$154,088,353
Investments purchased with Proceeds from Securities Lending	5,056,700	-	-	5,056,700
Money Market Funds	2,345,297	-	-	2,345,297
Total Investments in Securities	$161,490,350	$-	$-	$161,490,350

*	For Further detail on each asset class, see the Schedule of Investments

During the fiscal period ended June 30, 2023, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

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